Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

IN RE:                                }       CASE NUMBER
                                      }       02-10835
                                      }
The NewPower Company, et. al.         }       JUDGE W. Homer Drake, Jr.
                                      }
DEBTORS                               }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 9/30/02 TO 10/31/02

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                              Paul Ferdinands
                                              ---------------------------
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
and Phone Number                              and Phone Number

One Manhattanville Rd.                        191 Peachtree St.
Purchase, NY 10577                            Atlanta, GA 30303
Tel: (914) 697-2100                           Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
                                                           Oct '02

Opening Cash Balance - 9/30/02                             $ 87,601       (Concentration Account)

Inflows:
Customer Collections                                               2,573
Collateral Returned
    -Sureties                                                        150
    -Security  Deposits                                            4,388
Sale Proceeds/Interest Income/Other                                6,949
-------------------------------------------------------------------------
Total Inflows                                                     14,060 |
---------------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                    NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
-------------                                                              --------------     ------------
Call Center (Sitel)
Professionals - Bankruptcy                                         1,274           1,274
Gas Systems & IT Infrastructure (Wipro)                               30                                 30
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)                                              14                                 14
IT Support for risk systems (Zenax)                                    9                                  9
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                            14                                 14
Billing & Reconciliations (Diversified)                              (32)                               (32)
Churn Mitigation(AGL)
Supplies & Misc                                                      107                                107
Rent                                                                  13              13
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                  67                                 67
Customer Refunds                                                      74                                 74
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)                                     1,833           1,833
Payroll                                                              909             205                704
Power                                                                319                                319
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits                                             500                                500
T&E Reimbursements                                                    27                                 27
State Tax Payments                                                   764                                764
Enron payments                                                       225                                225
Other Vendors
------------------------------------------------------------------------------------------------------------
Total Outflows                                                     6,147           3,325              2,822
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------
Net Cash Flows                                                     7,913
-------------------------------------------------------------------------
                                                      -------------------
Closing Cash Balance                                  |         $ 95,514 |
======================================================-------------------

                                                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2002 through October 31, 2002
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance - Gross              $ 18,667 (per 9/30/02 G/L)
PLUS:  Current Month New Billings                    120 (Oct revenue)
LESS:  Collections During the Month               (1,773)(per daily cash report)
                                            -------------
End of Month Balance - Gross                    $ 17,014 (per 10/31/02 G/L)
Allowance for Doubtful Accounts                  (14,560)
                                            -------------

End of Month Balance - Net of Allowance          $ 2,454
                                            =============

                                      Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                             AR Aging for Post Petition Receivables

                                               Current     > 30 days    > 60 days      Total
                                             ----------------------------------------------------

                                                    $ 868        $ 469      $ 2,289      $ 3,626


                                                                                   Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2002 through October 31, 2002
Amounts in $000's


See attached System Generated A/P reports as of 10/31/02 (Attachements 2A and
2B).*


Beginning of Period Balance                   $    811 (per 9/30/02 G/L)
PLUS: New Indebtedness Incurred                  4,616 (per system gen A/P report)
LESS: Amounts Paid on A/P                       (4,874)(per system gen A/P report)
                                             ----------

End of Month Balance                          $    553 (per 10/31/02 G/L)
                                             ==========


Enron is our only secured creditor. We made payments of $225k to Enron during the period.


* Omitted

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from September 30, 2002 through October 31, 2002
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                     $ - (per 9/30/02 G/L)
PLUS:  Inventrory Purchased                            - (per daily cash report)
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                                 $ - (per 10/31/02 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                 $87,368,782.17
Total Deposits                    $14,193,558.69
Total Payments                     $6,182,408.49
Closing Balance                   $95,379,932.37
Service Charges                        $2,814.06

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance              $37,553,399.61
Total Deposits                    $163,599.16
Total Payments                    $171,399.50
Closing Balance                $37,545,599.27
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:

Purpose of Account:       Payroll

Beginning Balance                  $23,919.93
Total Deposits
Total Payments                         $57.47
Closing Balance                    $23,862.46
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                    $46,075.77
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                     $28,897.80
Total Payments                     $28,897.80
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                  $2,244,827.45
Total Payments                  $2,244,827.45
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             100604
Last Check issued this Period                              100790
Total # of checks issued this Period                          174

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                      $17.80
Total Deposits                     $76,121.70
Total Payments                     $76,139.50
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                               None
Last Check issued this Period                                None
Total # of checks issued this Period          None

                                                                  Attachment 4
                                                                  Page 9 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                  $30,049.75
Total Deposits                    $392,644.40
Total Payments                    $382,837.41
Closing Balance                    $39,856.74
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 10 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                  $17,786.60
Total Deposits                  $3,992,234.51
Total Payments                  $4,006,301.87
Closing Balance                     $3,719.24
Service Charges                     $8,417.35

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 11 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                  $60,364.66
Total Deposits                    $126,558.68
Total Payments                    $183,506.55
Closing Balance                     $3,416.79
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 12 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                  $32,581.70 CAN$
Total Deposits                     $35,690.10
Total Payments                     $43,135.34
Closing Balance                    $25,136.46
Service Charges                       $ 28.50

First Check issued this Period                                449
Last Check issued this Period                                 462
Total # of checks issued this Period                           12

                                                                  Attachment 4
                                                                 Page 13 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                   $4,558.24
Total Deposits                          $0.00
Total Payments                         $30.00
Closing Balance                     $4,528.24
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 14 of 14


Name of Debtor :          NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/02-10/31/02

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 5


                               Check Register*





* Omitted

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2002 through October 31, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from September 30, 2002 through October 31, 2002
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                              Full Time  Part Time

# of Employees at beginning of period                 17            -
# hired during the period                              -            -
# terminated/resigned during period                   (3)           -
                                             -------------------------
# employees on payroll - end of period                14            -
                                             =========================

Confirmation of Insurance
-------------------------

See supplemental attachment.*





* Omitted

                                                                                                                     Attachment 7B
                                                                                                                    (Supplemental)
                                            Payments made to insiders 9/1/02 - 9/30/02                                 Page 1 of 1

Payments are in gross amts

Name                          Title                                  Amount        Date        Type

CUNNING, KATHLEEN             Vice President - Core Operations       $   8,333.33   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $   8,333.33   10/31/2002 Salary for pay period 10/16 - 10/31


FOSTER, MARY                  Vice President - Budgets & Planning    $   8,333.33   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $   8,333.33   10/31/2002 Salary for pay period 10/16 - 10/31

PARIKH, CHAITU                Vice President & Controller            $   8,333.33   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $   8,333.33   10/31/2002 Salary for pay period 10/16 - 10/31

LINDA BATSON                  Vice President, Corporate Development  $  33,076.92   10/15/2002 Severance Pay

JOE HALPRIN                   Vice President, Law and Govt Affairs   $  30,769.22   10/15/2002 Severance Pay

BILL KOSTER                   Vice President, Credit                 $  30,769.23   10/15/2002 Severance Pay

JOHN RANIERI                  Vice President, Treasurer              $  40,769.23   10/15/2002 Severance Pay

HERMANSON, TODD               Vice President and Chief Risk Officer  $   7,684.61   10/31/2002 Accrued,Unused Vac. Pd. Upon Term
                                                                     $  12,500.00   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $  12,500.00   10/31/2002 Salary for pay period 10/16 - 10/31

JACOBS, WILLIAM               Managing Director & CFO                $  23,053.85   10/15/2002 Accrued,Unused Vac. Pd. Upon Term


LOCKHART, H                   CEO                                    $  29,166.67   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $  29,166.67   10/31/2002 Salary for pay period 10/16 - 10/31

MAGRUDER, KATHLEEN            Vice President-Govt Affairs            $   9,583.33   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $   9,583.33   10/31/2002 Salary for pay period 10/16 - 10/31

MALONE, JAMES                 Vice President, Law and Gov. Affairs   $  10,833.33   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $  10,833.33   10/31/2002 Salary for pay period 10/16 - 10/31

PETIZON, ALICE                Vice President Law & Gov. Affairs      $   8,562.50   10/15/2002 Salary for pay period 10/1 - 10/15
                                                                     $   8,562.50   10/31/2002 Salary for pay period 10/16 - 10/31

WYATT, ALAN                   Managing Director-Operations &         $  16,666.67   10/15/2002 Salary for pay period 10/1 - 10/15
                                Technology                           $  16,666.67   10/31/2002 Salary for pay period 10/16 - 10/31
                                                                   ---------------

                                                                     $ 390,748.04
                                                                   ===============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from September 30, 2002 through October 31, 2002
Amounts in $000's


None.